CONSOLIDATED STATEMENTS OF PATRONAGE CAPITAL AND MEMBERSHIP FEES - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Increase (Decrease) in Members' Capital
Net margin	$ 70,501	$ 65,790	$ 61,704
Patronage Capital and Membership Fees
Increase (Decrease) in Members' Capital
Beginning balance	1,257,917	1,192,127	1,130,423
Net margin	70,501	65,790	61,704
Ending balance	$ 1,328,418	$ 1,257,917	$ 1,192,127